                           SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    ADVANCED DEPOSITION TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                    ADVANCED DEPOSITION TECHNOLOGIES, INC.

                         580 MYLES STANDISH BOULEVARD
                        MYLES STANDISH INDUSTRIAL PARK
                         TAUNTON, MASSACHUSETTS 02780

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders of Advanced Deposition Technologies, Inc. (the "Company") to be held at 10:00 a.m. on Thursday, May 21, 1998 at the Holiday Inn, 700 Myles Standish Boulevard, Taunton, Massachusetts 02780.

  At the Annual Meeting, you will be asked to elect two (2) Class II Directors of the Company and to ratify the selection of the Company's independent accountants for the year ending December 31, 1998. The Board of Directors recommends the approval of each of these proposals.

  Further details of these matters to be considered at the Annual Meeting are contained in the attached Proxy Statement that we urge you to consider carefully. The Company's 1997 Annual Report, which is not part of the Proxy Statement, is also enclosed and provides additional information regarding the financial results of the Company in 1997.

  We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that your shares are represented. Therefore, please complete, date, sign and return the enclosed proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States. This will ensure your proper representation at the Annual Meeting. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your Proxy.

                                          Sincerely,

                                          /s/ Glenn J. Walters

                                          Glenn J. Walters
                                          Chairman of the Board, Chief
                                           Executive Officer, President and
                                           Treasurer

Taunton, Massachusetts
April 23, 1998

                            YOUR VOTE IS IMPORTANT.
                      PLEASE RETURN YOUR PROXY PROMPTLY.

                    ADVANCED DEPOSITION TECHNOLOGIES, INC.

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 21, 1998

                               ----------------

TO THE STOCKHOLDERS:

  Notice is hereby given that the Annual Meeting of Stockholders of Advanced Deposition Technologies, Inc. (the "Company"), a Delaware corporation, will be held on Thursday, May 21, 1998 at 10:00 a.m. at the Holiday Inn, 700 Myles Standish Boulevard, Taunton, Massachusetts 02780, for the following purposes:

    1. To elect two (2) Class II Directors;

    2. To ratify the appointment of BDO Seidman, LLP as independent accountants for the Company for the fiscal year ending December 31, 1998; and

    3. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any adjournment or adjournments thereof.

  The Board of Directors has fixed the close of business on Monday, April 6, 1998 as the record date for the determination of stockholders entitled to notice of and vote at the Annual Meeting and at any adjournment or adjournments thereof.

  All Stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

                                          By Order of the Board of Directors

                                          /s/ Mark R. Thomas

                                          Mark R. Thomas
                                          Secretary

Taunton, Massachusetts
April 23, 1998

                    ADVANCED DEPOSITION TECHNOLOGIES, INC.

                         580 MYLES STANDISH BOULEVARD
                        MYLES STANDISH INDUSTRIAL PARK
                         TAUNTON, MASSACHUSETTS 02780
                                (508) 823-0707

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                              GENERAL INFORMATION

  The enclosed Proxy is solicited by the Board of Directors of Advanced Deposition Technologies, Inc. (the "Company"), a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Thursday, May 21, 1998 at 10:00 a.m. at the Holiday Inn, 700 Myles Standish Boulevard, Taunton, Massachusetts, and at any adjournment or adjournments thereof (the "Annual Meeting").

  Where the stockholder specifies a choice on the enclosed Proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the two (2) nominees for Class II Directors named herein, and FOR the ratification of the appointment of BDO Seidman, LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Company of a written notice of revocation or a duly executed Proxy bearing a later date. Any Stockholder who has executed a Proxy but is present at the Annual Meeting, and who wishes to vote in person, may do so by revoking his or her Proxy as described in the preceding sentence. Shares represented by valid Proxies received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting.

  The close of business on April 6, 1998 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting. On that date, 4,268,919 shares of common stock of the Company, $.01 par value per share (the "Common Stock"), were outstanding and entitled to vote. Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to stockholders at the Annual Meeting.

  The presence of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, either in person or represented by a properly executed Proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The election of Directors will be determined by a plurality of the votes cast. The other proposal to be voted upon by the stockholders of the Company requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting on the proposal for passage. Abstentions and broker non-votes (which result when a broker holding shares for a beneficial holder in "street name" has not received timely voting instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters) are counted for purposes of determining the presence or absence of a quorum at the Annual Meeting. Abstentions and broker non-votes are not counted for purposes of tabulating the votes cast.

  Members of the Board of Directors of the Company and officers of the Company, as a group, own or may be deemed to control approximately 22.9% of the outstanding shares of Common Stock. As there is no cumulative voting provided for in the Company's Certificate of Incorporation, the Board of Directors and officers are able to exert substantial influence over the election of the Board of Directors and the outcome of any issues that may be subject to a vote by the Company's stockholders at the Annual Meeting. The Board of Directors and officers have indicated their intent to vote all shares of Common Stock owned or controlled by them in favor of each item set forth herein.

  The cost of soliciting Proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock for their expenses in forwarding proxy materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

  The Annual Report to Stockholders for the fiscal year ended December 31, 1997 is being mailed to the stockholders with this Proxy Statement, but does not constitute a part hereof. This Proxy Statement and the accompanying Proxy are being mailed on or about April 23, 1998 to all stockholders entitled to notice of and to vote at the Annual Meeting.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  The Bylaws of the Company provide that the number of directors shall be fixed by the Board of Directors. The Bylaws also provide that the Board of Directors shall be divided into three classes, as equal in number as possible, with terms expiring in successive years. Directors are elected for terms of three years and until their successors are elected and qualified. The Board of Directors has nominated Dr. Charles R. Buffler and Mr. Robert M. Pozzo, the current Class II Directors, for re-election at the Annual Meeting (collectively, the "Director Nominees"). The Class III Directors, with terms expiring in 1999, are Messrs. Glenn J. Walters and Alexander Boxall. The Class I Directors, with terms expiring in 2000, are Messrs. John J. Moroney and Mark
R. Thomas.

  As of the date of the last annual meeting, there were six directorships. On December 17, 1997, the Board of Directors was expanded from six directorships to seven directorships and Mr. Alexander Boxall was appointed as a Director. Mr. Boxall was subsequently classified as a Class III Director on March 31, 1998. In addition, on January 1, 1998, Mr. Gordon E. Walters resigned from the Board of Directors. As a result of Mr. Walters' resignation, on March 31, 1998, the Board of Directors decreased the number of directorships from seven directorships to six directorships.

  A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect each Director Nominee. Unless authority to vote for any of the Director Nominees is withheld, the shares represented by all Proxies received by the Board of Directors will be voted for the Director Nominees. In the event that any Director Nominee shall become unable or unwilling to serve, the shares represented by Proxies will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

  THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF DR. BUFFLER AND MR. POZZO AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

  The following table sets forth the age, the year elected, the positions and offices currently held, and the Class of each Director and Director Nominee. For information about the ownership of the Company's voting securities held by each Director and Director Nominee, see "BENEFICIAL OWNERSHIP OF COMMON STOCK."

                                 DATE
                              INDIVIDUAL
                             FIRST BECAME
NAME                     AGE   DIRECTOR                      POSITION                     CLASS
----                     --- ------------                    --------                     -----
Glenn J. Walters........  43     1985     Chairman of the Board, Chief Executive Officer,  III
                                           President and Treasurer
Mark R. Thomas..........  44     1997     Chief Financial Officer, Secretary and Director    I
John J. Moroney.........  44     1995     Chief Operating Officer and Director               I
Charles R.Buffler*......  64     1993     Director                                          II
Robert M. Pozzo*........  71     1986     Director                                          II
Alexander Boxall........  45     1997     Director                                         III

--------
* Nominee for election at this Annual Meeting.

COMMITTEES

  The Board of Directors established an Audit Committee and a Compensation Committee in October 1993. Members of the Audit Committee are Glenn J. Walters, Charles R. Buffler and Robert M. Pozzo. The Audit

Committee is concerned primarily with (i) reviewing the Company's financial results and recommending the selection of the Company's independent auditors;
(ii) reviewing the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls; (iii) reviewing the scope of independent audit coverages, the fees charged by the independent auditors, any transactions which may involve a potential conflict of interest, and internal control systems. The Audit Committee did not meet in 1997. The functions of the Audit Committee were handled by the Board of Directors as a whole.

  The Compensation Committee also consists of Messrs. Walters, Buffler and Pozzo. The Compensation Committee is responsible for negotiating and approving compensation arrangements for officers, employees, consultants and Directors of the Company, excluding the granting of options to purchase Common Stock, which function has been delegated to the Option Committee consisting of Messrs. Buffler and Pozzo. The Compensation Committee met once in 1997. The Option Committee met once and acted by unanimous written consent on two occasions.

  The Company does not have a standing nominating committee or a committee performing similar functions.

  The Board of Directors met three times and acted by unanimous written consent on one occasion during 1997. All of the Directors attended at least 75% of the meetings of the Board of Directors in 1997.

  With the exception of Gordon E. Walters, a former Director of the Company, and Glenn J. Walters, who are father and son, respectively, no Director or executive officer is related to any other Director or executive officer by blood or marriage.

BACKGROUND

  The following is a brief summary of the background of each Director and Director Nominee of the Company:

  GLENN J. WALTERS, Chairman of the Board, Chief Executive Officer, President and Treasurer. Mr. Walters co-founded the Company in 1983 and has served as its President, Treasurer and a Director since the Company's incorporation in 1985, and as its Chief Executive Officer since March 1996. From July 1991 to the present, Mr. Walters has served on the Board of Governors of the International Microwave Power Institute, a non-profit trade association, and as President of the Microwave Food Technology and Applications section of this association. Mr. Walters holds a Bachelor of Science degree in Mechanical Engineering and in Management from Worcester Polytechnic Institute.

  JOHN J. MORONEY, Chief Operating Officer and Director. Mr. Moroney has served as Chief Operating Officer of the Company since April 1997, and as a Director of the Company since May 1995. From 1992 to February 1997, Mr. Moroney served as Director of New England Operations of Fourth Shift, Inc., a publicly traded supplier of manufacturing and accounting software. Mr. Moroney holds a Bachelor of Science degree in Electrical Engineering from Worcester Polytechnic Institute and a Master's degree in Business Administration from Babson College.

  MARK R. THOMAS, Chief Financial Officer, Secretary and Director. Mr. Thomas has served as the Chief Financial Officer of the Company since October 1995, and served as Controller of the Company from May 1995 to October 1995. Mr. Thomas has served as a Director of the Company since April 1997. Prior to joining the Company, Mr. Thomas served as the Controller of Ruland Manufacturing Company, Inc. from January 1994 to May 1995, and as the Controller of Videocraft Productions, Inc. from May 1989 to December 1993. Mr. Thomas holds a Bachelor of Arts degree from Stonehill College, a Master's degree in Business Administration from Northeastern University, and a Certificate in Management Accountancy.

  CHARLES R. BUFFLER, Director. Dr. Buffler has served as a Director of the Company since October 1993. From 1993 to the present, Dr. Buffler has served as the Vice President of the Microwave Research Center, a privately held company which specializes in microwave consulting, design and engineering. Additionally, from 1984 to 1993, Dr. Buffler was the President of Associated Sciences Research Foundation, a privately held consulting company that provided consulting services to the industrial, scientific and medical microwave communities in non-food technologies. Dr. Buffler holds a Bachelor of Science degree in Physics from the University of Texas and a Master of Science degree and a Ph.D., both in Engineering and Applied Physics, from Harvard University.

  ROBERT M. POZZO, Director. Mr. Pozzo has served as a Director of the Company since 1986. From 1985 to 1991, Mr. Pozzo served as a venture advisor to Zero Stage Capital Corp., a venture capital company which is a stockholder of the Company. Mr. Pozzo holds a Bachelor of Science degree in Marine Engineering from the U.S. Merchant Marine Academy, a Bachelor of Science degree in Metallurgy from the Colorado School of Mines and a Master's degree in Business Administration from Harvard Business School.

  ALEXANDER P. BOXALL, Director. Mr. Boxall has served as a Director of the Company since December 1997. Mr. Boxall also currently serves as Managing Director of Alexander Boxall S.A. ("ABSA"), the Company's majority-owned subsidiary, a position he has held since December 1997. See "Certain Transactions." Prior to the ABSA Acquisition, Mr. Boxall was a co-principal and co-managing director of ABSA from 1979 to December 1997. Mr. Boxall is also a co-principle and director of several capacitor distribution companies in Europe. He holds a Bachelor of Arts degree from Thames University.

EXECUTIVE OFFICERS

  The executive officers of the Company, their ages and positions held in the Company are as follows:

         NAME               AGE                    POSITION
         ----               ---                    --------
   Glenn J. Walters........ 43  Chairman of the Board, Chief Executive
                                Officer, President and Treasurer
   John J. Moroney......... 44  Chief Operating Officer and Director
   Mark R. Thomas.......... 44  Chief Financial Officer, Secretary and Director
   Robert H. Boughrum...... 56  Vice President, Capacitor Sales and Marketing
   Richard W. Cowen........ 46  Vice President, Microwave Sales and Marketing

  The following is a brief summary of the background of Messrs. Boughrum and Cowen whose background is not summarized above:

  ROBERT H. BOUGHRUM, Vice President, Capacitor Sales and Marketing. Mr. Boughrum has served as Vice President, Capacitor Sales and Marketing since September 1997. Prior to joining the Company, he served as Vice President of Sales and Marketing for American Shizuki Corporation from May 1996 to March 1997. From January 1995 to April 1996, Mr. Boughrum served as an independent consultant to several electronics companies. Prior to that he served as Director of Marketing: Electronic Components Group for Aerovox Corporation from 1991 to December 1994. Mr. Boughrum attended Fairleigh Dickenson University and studied Electrical Engineering and Industrial Management.

  RICHARD W. COWEN, Vice President, Microwave Sales and Marketing. Mr. Cowen has served as Vice President, Microwave Sales and Marketing of the Company since March 1997. Prior to that he served as a Marketing Manager for the Company's microwave products from February 1995 through February 1997 and as a Product Manager for the Company from February 1994 through January 1995. Prior to joining the Company, Mr. Cowen was principle and general manager of Fiberspar, Inc. from 1985 through 1993. Mr. Cowen holds a Bachelor of Arts degree from Harvard University.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and Directors, and persons who beneficially own more than ten percent (10%) of the Common Stock, to file initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership on Forms 4 and 5 with the Securities and Exchange Commission (the "SEC") and any national securities exchange on which the Company's securities are registered. Executive officers, Directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and Directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten percent (10%) beneficial owners were complied with for the year ended December 31, 1997, with the exception of the following: (i) a late Form 3 filed by Robert H. Boughrum, (ii) a late Form 3 filed by Richard W. Cowen, (iii) Gordon E. Walters, a former director of the Company, failed to file a timely Form 4 to report the sale of 4,600 shares of Common Stock of the Company on January 9, 1997; however, Mr. Walters has subsequently reported this transaction on a Form 4 filed in January 1998; (iv) Charles Buffler failed to report the acquisition on May 17, 1995 of an option to purchase 1,000 shares of Common Stock of the Company, on a timely Form 5; however Dr. Buffler has subsequently reported this transaction on a Form 5 filed in February 1998; (v) Robert M. Pozzo failed to report the acquisition on May 17, 1995 of an option to purchase 1,000 shares of Common Stock of the Company on a timely Form 5; however, Mr. Pozzo has subsequently reported this transaction on a Form 5 filed in February 1998; and (vi) Glenn Walters failed to report the disposition by gift of 1,000 shares of Common Stock on December 31, 1996 on a timely Form 5; however, Mr. Walters has subsequently reported this transaction on a Form 5 filed in February 1998.

CERTAIN TRANSACTIONS

  In December 1997, the Company purchased (the "ABSA Acquisition") 65% of the capital stock of Alexander Boxall, S.A. ("ABSA"), a corporation organized under the laws of Spain. ABSA manufactures and distributes AC capacitor components for lighting and motors. The Company purchased 50% of the capital stock of ABSA from Pedro Nunez-Barranco Guembe and the remaining 15% from Alexander Peter Boxall. The remaining 35% of ABSA stock is owned by Mr. Boxall. The Company issued 280,000 shares of its Common Stock to Mr. Boxall in exchange for his 15% interest in ABSA. Upon the closing of the ABSA Acquisition, Mr. Boxall became a director of the Company and Managing Director of ABSA.

  In addition, Marap, S.A., a corporation organized under the laws of Spain and owned solely by Alexander Boxall, leases factory space in Madrid, Spain to ABSA. The rent paid by ABSA under such lease for the fiscal year ended December 31, 1997 was approximately $165,000.

                                SHARE OWNERSHIP

  The following table sets forth certain information as of April 6, 1998 concerning the ownership of Common Stock by (i) each stockholder who is known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each Named Executive Officer (as defined herein), Director and Director Nominee, and (iii) all Directors and executive officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

                                                          NUMBER OF
                                                            SHARES    PERCENTAGE
                                                         BENEFICIALLY     OF
   NAME AND ADDRESS(1)                                      OWNED      CLASS(2)
   -------------------                                   ------------ ----------
   Glenn J. Walters(3)..................................    696,093      15.9%
   John J. Moroney(4)...................................     26,500         *
   Mark R. Thomas(5)....................................     30,500         *
   Alexander Boxall.....................................    280,000       6.6
   Charles R. Buffler(6)................................      2,000         *
   Robert M. Pozzo(7)...................................    106,558       2.5
   All Directors and executive officers as a group
    (8 persons)(8)......................................  1,165,651      26.1

--------
 * Represents beneficial ownership of less than 1% of the Company's outstanding shares of Common Stock.

(1) The address for all of these individuals is c/o Advanced Deposition Technologies, Inc., 580 Myles Standish Boulevard, Myles Standish Industrial Park, Taunton, Massachusetts 02780.

(2) The number of shares of Common Stock issued and outstanding on April 6, 1998 was 4,268,919 shares. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding on April 6, 1998, plus shares of Common Stock subject to options and warrants held by such persons on April 6, 1998 and exercisable within 60 days thereafter. Shares of Common Stock that a person has the right to acquire within 60 days of April 6, 1998, pursuant to the exercise of options or warrants or pursuant to stock purchase agreements are deemed to be outstanding for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3) Includes (i) 94,500 shares of Common Stock owned by Mr. Glenn Walters' wife and (ii) 60,000 shares of Common Stock registered in the name of the Walters Family Children's Trust. Excludes shares of Common Stock owned by Mr. Glenn Walters' siblings or by his father, Mr. Gordon Walters. Mr. Glenn Walters disclaims any beneficial ownership or control over any of these shares.

(4) Consists of 26,500 shares of Common Stock subject to currently exercisable options.

(5) Includes 20,500 shares of Common Stock subject to currently exercisable options.


(6) Consists of 2,000 shares of Common Stock subject to currently exercisable options.

(7) Includes 18,000 shares of Common Stock subject to currently exercisable options.

(8) Includes (i) 2,000 shares of Common Stock owned by Richard W. Cowen, Vice President of Microwave Sales and Marketing; (ii) 20,000 shares of Common Stock subject to a currently exercisable option owned by Mr. Cowen; and
    (iii) 2,000 shares of Common Stock subject to a currently exercisable Class B Warrant to purchase Common Stock owned by Mr. Cowen. See also footnotes 3 though 7 above.

                    COMPENSATION OF OFFICERS AND DIRECTORS

COMPENSATION OF EXECUTIVE OFFICERS

  The following table sets forth the compensation paid to Mr. Glenn Walters, the Company's Chief Executive Officer, President, Treasurer and Chairman of the Board (the "Named Executive Officer"), with respect to services rendered to the Company during the years ended December 31, 1997, December 31, 1996, and December 31, 1995. Other than Mr. Walters, no executive officer earned in excess of $100,000 during the periods presented.

                          SUMMARY COMPENSATION TABLE

                                                      LONG TERM
                         ANNUAL COMPENSATION       COMPENSATION(1)
                         ---------------------- ---------------------
NAME AND PRINCIPAL                              SECURITIES UNDERLYING    ALL OTHER
POSITION                 YEAR  SALARY     BONUS   STOCK OPTIONS(#)    COMPENSATION(2)
------------------       ---- --------    ----- --------------------- ---------------
Glenn J. Walters........ 1997 $141,286     $ 0         100,000            $30,545
 Chairman of the Board,
 Chief Executive         1996  138,289(3)    0             --              25,527
 Officer, President and
 Treasurer               1995  137,966(3)    0             --              25,159

--------
(1) The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during fiscal years 1995, 1996 or 1997.

(2) Consists of premiums paid by the Company for life insurance for 1997, 1996, and 1995, in the amount of $3,964, $4,971 and $5,159, respectively. This amount also consists of a benefit allowance in the amount of $26,581, $20,556 and $20,000 for the fiscal years 1997, 1996 and 1995 respectively. Mr. Walters had the right to purchase benefits with the foregoing allowances in his discretion.

(3) Approximately $20,000 of Mr. Walters salary was deferred for each of the fiscal years 1996 and 1995. Although earned and reported as salary in 1996 and 1995 in the table above, Mr. Walters received such payments in 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR
                              (INDIVIDUAL GRANTS)

  The following table sets forth information regarding each stock option granted during the fiscal year 1997 to the Named Executive Officer. The potential realizable values that would exist for the respective options are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date of grant over the full term of the option.

                                       INDIVIDUAL GRANTS
                         ------------------------------------------------
                                                                              POTENTIAL
                                                                          REALIZABLE VALUE
                                                                          AT ASSUMED ANNUAL
                                                                                RATES
                                                                           OF STOCK PRICE
                         NUMBER OF     PERCENT OF                           APPRECIATION
                         SECURITIES  TOTAL OPTIONS                           FOR OPTION
                         UNDERLYING    GRANTED TO   EXERCISE                   TERM(2)
                          OPTIONS     EMPLOYEES IN  PRICE PER  EXPIRATION -----------------
  NAME                   GRANTED(#)  FISCAL YEAR(1)   SHARE       DATE       5%      10%
  ----                   ----------  -------------- ---------  ---------- -------- --------
Glenn J. Walters........   20,202(3)       9.4%       $4.95(3) 1/07/2007  $ 48,081 $135,757
                           79,798         37.1%       $4.50(4) 1/07/2007  $225,828 $572,152

--------
(1) The Company granted options to purchase 215,000 shares of Common Stock to employees in the year ended December 31, 1997.

(2) Amounts reported in this column represent hypothetical values that may be realized upon exercise of the options immediately prior to the expiration of their term, assuming that the stock price on the date of grant appreciates at the specified annual rates of appreciation, compounded annually over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the time of such exercise and the future performance of the Company's Common Stock.

(3) The exercise price represents the fair market value of the Company's Common Stock on the date of grant, determined by the closing price of the Nasdaq Stock Market on the trading day immediately preceding the grant date, plus 10%.

(4) The exercise price represents the fair market value of the Company's Common Stock on the date of grant, as determined by the closing price of The Nasdaq Stock Market on the trading day immediately preceding the grant date.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL-YEAR-END OPTION VALUES

  The following table summarizes for the Named Executive Officer unexercised options held at December 31, 1997. The Named Executive Officer did not exercise or hold any stock appreciation rights. The value of unexercised in-the-money options at the fiscal year end is the difference between the exercise price and the fair market value of the underlying stock on December 31, 1997 the last business day of the fiscal year. The closing price of the Company's Common Stock on the Nasdaq National Market on such date was $4.188. The Named Executive Officer did not exercise any stock options during the year ended December 31, 1997.

                                                                    VALUE OF
                                                                  UNEXERCISED
                                                  NUMBER OF       IN-THE-MONEY
                                                 UNEXERCISED       OPTIONS AT
                                                  OPTIONS AT      FISCAL YEAR
                                               FISCAL YEAR END       END(1)
                                               ---------------- ----------------
     NAME                                      VESTED  UNVESTED VESTED  UNVESTED
     ----                                      ------- -------- ------- --------
   Glenn J. Walters........................... 100,000     0    $56,300   $ 0

--------
(1) These values have not been and may never be realized. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of sale of any shares acquired upon exercise of the option.

COMPENSATION OF DIRECTORS

  The Company pays each non-employee Director $500 per year and $200, per diem, for each meeting of the Board of Directors that he attends. Non-employee directors are also awarded formula options under the Company's 1994 Formula Stock Option Plan (the "1994 Plan"). Under the 1994 Plan, each non-employee Director, upon first being elected or appointed to the Board of Directors, receives an option to purchase 1,500 shares of the Company's Common Stock. The 1994 Plan also provides for an annual grant of an option to purchase 1,000 shares of the Company's Common Stock to each continuing non-employee Director following each annual meeting of stockholders, provided that the Director has attended, during the Company's fiscal year immediately preceding the grant, at least 75% of the meetings of the Board of Directors and the Committees on which the Director has served. All automatic option grants to non-employee Directors have a term of ten years, an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, and fully vest one year from the date of grant, subject to the Director's continued service as a Director on such date.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS

  Effective as of July 1, 1993, the Company entered into an employment and non-competition agreement (the "Employment Agreement") with Mr. Glenn Walters, the initial term of which expired on December 31, 1996. Mr. Glenn Walters serves as the principal executive officer of the Company. The Employment Agreement was renewed in accordance with its terms for an additional one-year term that expires on December 31, 1998. The Employment Agreement provides for an initial base salary of no less than $125,000 per annum plus annual base salary increases and such other bonuses as may be determined by the Company's Board of Directors as well as benefits offered to the Company's employees generally. The Employment Agreement also provides that Mr. Walters' base salary shall not be less than 10% of his base salary in the prior year. Mr. Glenn Walters is also entitled to the use of a Company-leased car and severance benefits equal to 200% of his base salary, payable in a lump sum if
(i) the Company or a substantial portion of the Company is acquired without the Board of Directors' approval, (ii) his employment is terminated without cause, (iii) his base salary is reduced without his consent, (iv) there is a substantial change in his position or authority within the Company without his consent, (v) there is a change in his principal place of employment from the greater Boston, Massachusetts area without his consent, or (vi) the Employment Agreement is not renewed without his consent.

  The Employment Agreement provides for a renewal for successive one-year periods after the expiration of the initial term and contains a provision prohibiting Mr. Walters from competing with the Company, absent the Company's prior written approval, for a two-year period following the termination of his employment.

  In addition, Mr. Walters consented to be included in a salary deferral plan effective in 1994 and, as a result, deferred $15,000, $20,000 and $20,000 of his salary in 1994, 1995 and 1996, respectively. Mr. Walters received the foregoing deferred payments in 1997. Mr. Walters did not defer any portion of his salary in 1997.

                                PROPOSAL NO. 2

                        INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has appointed BDO Seidman, LLP ("BDO Seidman"), independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1998. The Board proposes that the Stockholders ratify this appointment, although such ratification is not required under Delaware law or the Company's Certificate of Incorporation or Bylaws. BDO Seidman audited the Company's financial statements for the fiscal year ended December 31, 1997. The Company expects that representatives of BDO Seidman will be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

  The affirmative vote of a majority of the shares present in person or represented by proxy and voting on proposal 2 is required to ratify the appointment of the independent public accounts. In the event that ratification of the appointment of BDO Seidman as the independent public accountants for the Company is not obtained at the Annual Meeting, the Board of Directors will reconsider its appointment.

  On August 12, 1996, by mutual understanding with the Company, Arthur Andersen LLP ("Arthur Andersen") advised the Company that Arthur Andersen would no longer serve as the Company's independent accountants. Arthur Andersen's reports on the financial statements for the years ended December 31, 1995 and December 31, 1994 did not contain an adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles. Arthur Andersen's report on consolidated financial statements for the year ending December 31, 1995 contained an explanatory paragraph relating to the uncertainty regarding the Company's ability to continue as a going concern due to its working capital deficiency and the expiration of the Company's banking arrangement.

  Arthur Andersen disagreed with the Company's accounting for the termination of a lease agreement contained in the Company's Form 10-Q for the quarter ended March 30, 1996 as filed on May 20, 1996. In response, the Company filed an amended Form 10-Q for such quarter in which it restated its consolidated financial statements to reverse the gain recorded on the termination of the lease agreement. Accordingly, the Company believes that Arthur Andersen now agrees with the Company's accounting for the termination of the exclusivity agreement.

  On February 12, 1997, the Company engaged BDO Seidman, as its independent accountants. In October 1996, the Company sought guidance from BDO Seidman regarding the Proposed accounting treatment for a significant transaction with Fort James, Incorporated which involved recognition of revenues from the sale of patents to Fort James, Incorporated. BDO Seidman concurred with the Company's proposed treatment of this matter.

  Except as stated above, during the two most recent fiscal years and through February 12, 1997, the Company has not consulted with BDO Seidman on items which either (i) involved the application of accounting principles to a specified transaction, either completed or proposed; or (ii) concerned the subject matter of a disagreement or reportable event with the former independent accountants, as described in Regulation S-K, Item 304(a)(2) under the Securities Act of 1993, as amended, and the Securities Exchange Act of 1934, as amended.

  The Company has authorized Arthur Andersen to respond fully to any inquiries of BDO Seidman concerning the accounting treatment of the termination of the exclusivity agreement.

  Neither the Board of Directors, nor any other committee, discussed the disagreement with Arthur Andersen. The Board of Directors approved the change in independent accountants.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                             STOCKHOLDER PROPOSALS

  In order to be included in proxy material for the 1999 Annual Meeting of Stockholders, tentatively scheduled for May 20, 1999, stockholder proposals must be received by the Company, marked for the attention of the Secretary at the Company's principal address, on or before December 23, 1998. The Company suggests that proponents submit their proposals by certified mail, return receipt requested.

                         ANNUAL REPORT ON FORM 10-KSB

  THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 (OTHER THAN EXHIBITS THERETO) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH PROVIDES ADDITIONAL INFORMATION ABOUT THE COMPANY, IS AVAILABLE TO BENEFICIAL OWNERS OF THE COMMON STOCK, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY, ADVANCED DEPOSITION TECHNOLOGIES, INC., 580 MYLES STANDISH INDUSTRIAL PARK, TAUNTON, MASSACHUSETTS 02780 (508-823-0707).

                                 OTHER MATTERS

  The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be taken, such shares represented by all Proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named in the Proxies.

                                          By Order of the Board of Directors,

                                          /s/ Mark R. Thomas

                                          Mark R. Thomas
                                          Secretary

Taunton, Massachusetts
April 23, 1998

                                  APPENDIX A

                    ADVANCED DEPOSITION TECHNOLOGIES, INC.
                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 21, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  THE UNDERSIGNED hereby appoints Glenn J. Walters and Mark R. Thomas as proxies, with full power of substitution, to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of ADVANCED DEPOSITION TECHNOLOGIES, INC. (the "Company") to be held at 10:00 a.m. at the Holiday Inn, 700 Myles Standish Boulevard, Taunton, Massachusetts 02780, on Thursday, May 21, 1998, and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Company to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs Glenn J. Walters and Mark R. Thomas to vote in accordance with their judgment on any matters which may properly come before the meeting, all as indicated in the Notice of the meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such Notice as specified by the undersigned:

  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS IDENTIFIED BELOW AND FOR PROPOSAL 2.

 (1) Proposal to elect the following persons as Class
     II Directors of the Company:


 CHARLES R. BUFFLER AND ROBERT M. POZZO

           [_] FOR    [_] WITHHOLD VOTE

     ------------------------------------------
     [_] For all nominees except as noted above

 (2) Proposal to ratify and confirm the appointment of BDO Seidman, LLP as the independent accountants for the Company for the fiscal year ending December 31, 1998.

        [_] FOR    [_] AGAINST    [_] ABSTAIN


  IN THEIR DISCRETION TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

                                                     (Continued on reverse side)

  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR AND IN FAVOR OF THE ITEMS SET FORTH ABOVE UNLESS A CONTRARY SPECIFICATION IS MADE.

                            Please sign exactly as name appears below.

                            Dated:                                199
                                  --------------------------------


                            --------------------------------------
                                           Signature

                            --------------------------------------
                                  Signature if held jointly

                            --------------------------------------
                                          Printed Name


                            --------------------------------------
                                            Address

                            PLEASE MARK, DATE, SIGN AND RETURN THE
                            PROXY PROMPTLY USING THE ENCLOSED
                            ENVELOPE.

  NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the person named on the stock certificate has died, please submit evidence of your authority. If a corporation, please sign in full corporate name by the President or authorized officer and indicate the signer's office. If a partnership, please sign in the partnership name by an authorized person.